UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2025

HCM II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42252	98-1785406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330

Stamford, CT 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 930-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-half of one Redeemable Warrant	HONDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HOND	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	HONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On March 26, 2025 (the “Signing Date”), HCM II Acquisition Corp, a Cayman Islands exempted company (which will transfer by way of continuation and domesticate as a Delaware corporation prior to the Closing (as defined below)) (“HCM II”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among HCM II, Terrestrial Energy Inc., a Delaware corporation (the “Company”) and HCM II Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of HCM II (“Merger Sub”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company (the Company, in its capacity as the surviving corporation of the Merger, is sometimes referred to as the “Surviving Company”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” HCM II, the Company and Merger Sub are individually referred to herein as a “Party” and, collectively, the “Parties.” The combined company’s business will continue to operate through the Company and its subsidiaries.

The Business Combination Agreement and the Business Combination were approved by the board of directors of HCM II and the board of directors of the Company.

The Business Combination is expected to close in the fourth quarter of 2025, subject to the receipt of the required approvals by HCM II’s shareholders and the fulfilment of other customary closing conditions.

The Domestication

HCM II will, subject to obtaining the required shareholder approvals and at least one (1) day prior to the date of the closing of the Business Combination (the “Closing” and the date of the Closing, the “Closing Date”), change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). HCM II will provide its public shareholders the opportunity to elect, at least two (2) business days prior to the HCM II shareholder’s meeting, to redeem their shares on the terms and conditions set forth in the Business Combination Agreement and HCM II’s governing documents (the “Redemption”). Subject to the receipt of HCM II shareholder approval, and at least one (1) day prior to the Domestication, HCM II will carry out the Redemption.

By virtue of the Domestication and subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, including approval of HCM II’s shareholders: (i) immediately prior to the Domestication, each of the then issued and outstanding Class B ordinary shares of HCM II (each a “Class B Ordinary Share”) will convert automatically, on a one-for-one basis, into one (1) Class A ordinary share, par value of $0.0001 per share, of HCM II (each a “Class A Ordinary Share”) (the “Sponsor Share Conversion”); and (ii) immediately following the Sponsor Share Conversion, in connection with the Domestication, (x) each then issued and outstanding Class A Ordinary Share (other than any Class A Ordinary Share included in the Cayman Purchaser Units (as defined in the Business Combination Agreement)) will convert automatically, on a one-for-one basis, into one (1) share of common stock, par value $0.0001 per share, of HCM II (after the Domestication) (the “Domesticated Common Stock”); (y) each of the then issued and outstanding warrants (other than any Cayman Purchaser Public Warrants (as defined in the Business Combination Agreement) included in the Cayman Purchaser Units) representing the right to purchase one (1) Class A Ordinary Share will convert automatically into a warrant to acquire one (1) share of Domesticated Common Stock (each a “Domesticated Warrant”); and (z) each of the then issued and outstanding Cayman Purchaser Units will be cancelled and each holder thereof will be entitled to one (1) share of Domesticated Common Stock and one-half (1/2) of one (1) Domesticated Warrant.

The Merger and Consideration

At the Effective Time (as defined in the Business Combination Agreement), by virtue of the Merger, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be automatically cancelled and extinguished and converted into one (1) share of common stock, par value $0.001, of the Surviving Company.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the Effective Time:

i.	each share of common stock, par value $0.001, of the Company (the “Company Common Shares”) that is issued and outstanding immediately prior to the Effective Time (other than Excluded Shares (as defined below) and any Dissenting Shares (as defined in the Business Combination Agreement)) will be cancelled and converted into the right to receive the Per Share Base Consideration (as defined below);

ii.	each share of preferred stock, par value $0.001, of the Company designated as “Series A Preferred Stock” pursuant to Company’s certificate of incorporation (the “Company Series A Preferred Shares”) that is issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and any Dissenting Shares) will be cancelled and converted into the right to receive a number of shares of Domesticated Common Stock equal to: (A) the number of shares of Company Common Shares into which such Company Series A Preferred Share would be converted in accordance with the Company’s governing documents as of immediately prior to the Effective Time; multiplied by (B) the Per Share Base Consideration;

iii.	each Company Common Share and Company Series A Preferred Share that, immediately prior to the Effective Time, is owned by HCM II or Merger Sub (or any other subsidiary of HCM II), or held by the Company (in treasury or otherwise), if any (each, an “Excluded Share”), will be automatically cancelled and retired without any conversion thereof and will cease to exist, and no consideration will be delivered in exchange therefore;

iv.	each option to purchase Company Common Shares (“Company Option”) that is outstanding immediately prior to the Effective Time will be automatically assumed by HCM II such that, as of the Effective Time, each share underlying each Company Option will instead be shares of Domesticated Common Stock and the number of such shares will be equal to the Exchange Ratio (as defined below);

v.	each warrant to purchase shares or other equity interests of the Company (“Company Warrant”) that is outstanding and unexercised immediately prior to the Effective Time will automatically become exercisable, in accordance with the terms and conditions of such Company Warrant, for the Per Share Base Consideration. HCM II will assume the obligation to issue the Domesticated Common Stock upon the exercise of Company Warrants following the Effective Time pursuant to the terms of the Warrant Assignment and Assumption Agreement (as defined in the Business Combination Agreement);

vi.	each 8% Convertible Note due 2026 issued by the Company (collectively, the “Company Convertible Notes”) that is outstanding immediately prior to the Effective Time will be cancelled and converted pursuant to its terms, and the holder thereof will be entitled to receive, without interest, assuming the delivery of the lock-up agreement contemplated by such Company Convertible Note: (i) a number of shares of Domesticated Common Stock equal to (A) the outstanding amount of such Company Convertible Note, including any accrued and unpaid interest, divided by (B) seventy-five percent (75%) of the price at which each share of Domesticated Common Stock may be redeemed pursuant to the Redemption (the “Redemption Price”); and (ii) a contingent value right to receive additional shares of Domesticated Common Stock in the event that the volume weighed average price of the Domesticated Common Stock for the twenty (20) trading days beginning on the trading day immediately following expiration of the lock-up period contemplated by the applicable Company Convertible Note is less than seventy-five percent (75%) of the Redemption Price;

vii.	if the ExchangeCo Recapitalization (as defined below) has been completed prior to or concurrently with the Closing, each Exchangeable Share (as defined in the Business Combination Agreement) that is issued and outstanding immediately prior to the Effective Time will thereafter be exchangeable for shares of Domesticated Common Stock rather than Company Common Shares in accordance with the terms and conditions of such Exchangeable Share; and

viii.	if the ExchangeCo Recapitalization has not been completed prior to or concurrently with the Closing, then immediately prior to the Effective Time, but conditional upon the Closing, the Company shall cause each Exchangeable Share to be exchanged for Company Common Shares or Company Series A Preferred Shares, as applicable, and each such Company Common Share or Company Series A Preferred Share issued pursuant to such exchange will be cancelled and converted into the right to receive the Per Share Base Consideration.

Pursuant to the Business Combination Agreement, the aggregate consideration to be paid in the Merger in respect of each Company Common Share and each Company Series A Preferred Share that is issued and outstanding immediately prior to the Effective Time, will be a number of shares of Domesticated Common Stock equal to the Exchange Ratio (the “Per Share Base Consideration”). The “Exchange Ratio” is equal to the number of shares of Domesticated Common Stock equal to the quotient of (i)(a) $925,000,000, divided by (b) the Redemption Price divided by (ii) the Company Fully Diluted Capital (as defined in the Business Combination Agreement).

ExchangeCo Recapitalization

Following the Signing Date, the Company and its subsidiaries will take, or cause to be taken, such actions the Company and its subsidiaries determine (in their sole discretion) to be necessary or advisable to provide the holders of Exchangeable Shares with the ability to continue to hold, following the Closing, such Exchangeable Shares (the “ExchangeCo Recapitalization”), including by causing ExchangeCo (as defined in the Business Combination Agreement) to call a special meeting of its shareholders to vote on a proposal to effectuate the ExchangeCo Recapitalization.

Prior to the Closing, the Company will, and will cause its subsidiaries to, as applicable, (i) give notice of and convene and hold a special meeting of the ExchangeCo Shareholders (as defined in the Business Combination Agreement) (the “ExchangeCo Shareholder Meeting”) in accordance with ExchangeCo’s governing documents and the Business Corporations Act (Ontario), and (ii) solicit proxies from ExchangeCo Shareholders to vote in favor of and approve the adoption of the ExchangeCo Recapitalization (the “ExchangeCo Shareholder Approval”). The Company may cause the ExchangeCo Shareholder Meeting to be adjourned, if necessary, to permit further solicitation of approvals if there are not sufficient votes to obtain the ExchangeCo Shareholder Approval or because of the absence of a quorum. HCM II will, and will cause its representatives to, reasonably cooperate with the Company and its subsidiaries in a timely manner to implement the ExchangeCo Recapitalization in a manner deemed necessary and appropriate by the Company.

PIPE Subscription Agreements

HCM II has entered into subscription agreements (collectively, the “PIPE Subscription Agreements”), each dated as of March 26, 2025, with certain investors (collectively, the “PIPE Investors”), pursuant to which, among other things, HCM II has agreed to issue and sell, in private placements to close immediately prior to or substantially concurrently with the Closing, an aggregate of 5,000,000 shares of Domesticated Common Stock for a purchase price of $10.00 per share (the “PIPE Financing”). The PIPE Investors are permitted, under the PIPE Subscription Agreements, to satisfy their commitments thereunder if they hold shares of Domesticated Common Stock that qualify as Non-Redeemed Shares (as defined in the PIPE Subscription Agreement), subject to certain conditions and restrictions set forth in the PIPE Subscription Agreements. Each of the PIPE Subscription Agreements has been entered into on substantially similar terms and conditions to the form of the PIPE Subscription Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein. From time-to-time following execution of the Business Combination Agreement and prior to the Closing, HCM II may enter into additional PIPE subscription agreements on forms mutually acceptable to HCM II and the Company.

The foregoing description of the PIPE Subscription Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the applicable PIPE Subscription Agreements, each of which has been entered into on substantially similar terms and conditions to the form of the PIPE Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Governance

The Parties have agreed to take all necessary action, including HCM II causing the directors of HCM II to resign, so that effective at the Closing, the board of directors of HCM II (the “Post-Closing HCM II Board”) will consist of no less than five (5) individuals, including one (1) director to be designated by HCM II, one (1) director who is the chief executive officer of HCM II following Closing, and the remaining directors to be designated by the Company, such number of whom will be independent such that a majority of the members of the Post-Closing HCM II Board will be independent under applicable law and the relevant rules and regulations of Nasdaq.

Representations, Warranties and Covenants

The Business Combination Agreement contains representations, warranties, and covenants, including, among others, covenants with respect to the Parties’ conduct and the conduct of their related group entities prior to the Closing and a covenant providing for HCM II and the Company to jointly prepare, agree upon, and file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) (which will contain a prospectus of the Company and a proxy statement of HCM II). The representations and warranties made in the Business Combination Agreement will not survive the consummation of the Merger. The Business Combination Agreement also contains customary pre-Closing covenants of the parties, including the obligation of HCM II, the Company and their respective subsidiaries to conduct their businesses in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement.

The Company agreed to provide HCM II with its audited financial statements for the twelve (12) month periods ending December 31, 2023 and December 31, 2024, and its interim unaudited financial information that are required by applicable law, which comply in all material respects with the applicable accounting requirements, as soon as reasonable practicable following the Signing Date, and in the case of the interim unaudited financial information, within seventy-five (75) days of each applicable quarter-end (other than with respect to the quarters ended March 31, 2025 and March 31, 2024). At or prior to the Closing, HCM II shall provide each initial director of the Post-Closing HCM II Board with a customary director indemnification agreement, in form and substance reasonably acceptable to such director, HCM II and the Company.

Conditions to the Parties’ Obligations to Consummate the Business Combination

Under the Business Combination Agreement, the obligations of the Parties to consummate the Business Combination are subject to the satisfaction or written waiver (where permissible) of certain conditions, including: (i) obtaining the Purchaser Shareholder Approval (as defined in the Business Combination Agreement) and the Company Stockholder Approval (as defined in the Business Combination Agreement); (ii) no adverse law or order has been entered into that would make the Business Combination Agreement, or the Business Combination, illegal or otherwise prevent or prohibit consummation of the Business Combination; (iii) the Registration Statement has been declared effective by the SEC, and no stop order has been issued with respect to the Registration Statement and no proceedings for that purpose have been initiated or threatened by the SEC and not withdrawn; (iv) receipt of the conditional approval for the listing of Domesticated Common Stock on Nasdaq upon the Closing; (v) the waiting period (and any extensions thereof) under the HSR Act (as defined in the Business Combination Agreement) and any other Antitrust Laws (as defined in the Business Combination Agreement) has expired or has been terminated and any approval required under any other Antitrust Laws has been obtained; and (vi) if applicable, the waiting period (and any extensions thereof) with the United States Nuclear Regulatory Commission (the “NRC”) has expired or has been terminated.

The obligations of the Company to consummate the Business Combination are further subject to the satisfaction or written waiver (where permissible) of additional conditions, including: (i) the truth and accuracy of the representations and warranties of HCM II and Merger Sub, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by HCM II and Merger Sub with their respective agreements and covenants under the Business Combination Agreement; (iii) no Purchaser Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) the Domestication having been completed and a time-stamped copy of the certificate issued by the Secretary of State of the State of Delaware in relation thereto having been delivered to the Company; (v) HCM II having made the arrangements to have the net proceeds remaining in HCM II’s trust account (after giving effect to all Redemptions) available to HCM II at the Closing; (vi) after giving effect to the transactions contemplated by the Business Combination Agreement (including any PIPE Financing), HCM II will have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time; (vii) the Available Closing SPAC Cash (as defined in the Business Combination Agreement) will not be less than $150,000,000; (vii) all actions have been taken such that the Post-Closing HCM II Board will be constituted of the directors contemplated by the Business Combination Agreement; (viii) HCM II’s governing documents have been amended and restated in the agreed upon forms of the Post-Closing Charter (as defined in the Business Combination Agreement) and the Post-Closing Bylaws (as defined in the Business Combination Agreement), and such Post-Closing Charter has been filed with the Secretary of State of the State of Delaware and such Post-Closing Bylaws have been adopted; (ix) receipt of a customary officer’s certificate of HCM II, certifying as to the satisfaction of the conditions listed in clauses (i) through (iii) above; (x) receipt of a customary secretary’s certificate of HCM II, certifying as to and attaching (A) copies of HCM II’s and Merger Sub’s governing documents as in effect as of the Closing Date (after giving effect to the Domestication) and (B) the resolutions of HCM II’s and Merger Sub’s board of directors authorizing and approving the Business Combination Agreement, each of the Ancillary Documents (as defined in the Business Combination Agreement) and the consummation of the Business Combination; and (xi) HCM II has delivered, or caused to be delivered, all Ancillary Documents to the Company.

The obligations of HCM II and Merger Sub to consummate the Business Combination are further subject to the satisfaction or written waiver (where available) of additional conditions, including: (i) the truth and accuracy of the representations and warranties of the Company, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the Company with its agreements and covenants under the Business Combination Agreement; (iii) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) the Company having not received from the NRC any formal written communication that would (A) have a material and adverse impact on the ability of the Company or its subsidiaries, taken as a whole, to consummate the Merger, or (B) prevent the Company or its subsidiaries from continuing their regulatory engagement with the NRC; (v) a customary officer’s certificate of the Company, certifying as to the satisfaction of the conditions listed in clauses (i) through (iii) above; (vi) receipt of a customary secretary’s certificate of the Company, certifying as to and attaching (A) copies of the Company’s governing documents as in effect as of the Closing Date and (B) the resolutions of the Company’s board of directors authorizing and approving the Business Combination Agreement, each of the Ancillary Documents and the consummation of the Business Combination; (vii) the Company has delivered, or caused to be delivered, all Ancillary Documents; and (viii) the Company has delivered (A) a certificate of good standing for the Company and each of its subsidiaries formed or incorporated in the United States and (B) to the extent available, a certificate of good standing or similar certificate for the Company and each of its subsidiaries not formed or incorporated in the United States, dated, in each case, no earlier than thirty (30) days prior to the Closing Date.

Termination Rights

The Business Combination Agreement may be terminated by HCM II or the Company under certain circumstances, including, among others: (i) by mutual written consent of the Company and HCM II; (ii) by the Company if there has been a Modification in Recommendation (as defined in the Business Combination Agreement) or by HCM II if there has been a Company Board Recommendation Change (as defined in the Business Combination Agreement); (iii) by written notice by HCM II or the Company if any of the conditions to the Closing set forth in Article VII of the Business Combination Agreement have not been satisfied or waived by February 28, 2026; (iv) by written notice by either HCM II or the Company if a governmental authority has issued an order prohibiting the transactions contemplated by the Business Combination Agreement; (v) by written notice to HCM II from the Company if there is any breach of any representation, warranty, covenant or agreement on the part of HCM II or Merger Sub set forth in the Business Combination Agreement, such that the conditions specified would not be satisfied at the Closing, subject to certain exceptions; (vi) by written notice to the Company from HCM II if there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, such that the conditions specified would not be satisfied at the Closing, subject to certain exceptions; (vii) by written notice by either HCM II or the Company, if the Purchaser Shareholders’ Meeting (as defined in the Business Combination Agreement) has been held (including any adjournment or postponement thereof), has concluded, the shareholders of HCM II have duly voted, and the Purchaser Shareholder Approval was not obtained; (viii) by written notice to HCM II or Company if all the conditions to Closing of the other party have been satisfied and the other party fails to consummate the Business Combination on or prior to the date when the Closing is required to occur; and (ix) by HCM II, if the Company does not deliver to HCM II a Transaction Support Agreement (as defined below) duly executed by each Supporting Company Stockholder (as defined below) on or prior to the Transaction Support Agreement Deadline (as defined in the Business Combination Agreement) or hold the Company Stockholder Meeting (as defined in the Business Combination Agreement) in accordance with the Business Combination Agreement, subject to certain exceptions.

The foregoing description of the Business Combination Agreement and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties, and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties, and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about HCM II, the Company, or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants, and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants, and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants, and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties, and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in HCM II’s or the Company’s public disclosures.

Sponsor Support Agreement

HCM II, the Company, and HCM Investor Holdings II, LLC, a Cayman Islands limited liability company (the “Sponsor”), concurrently with the execution and delivery of the Business Combination Agreement, have entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, to vote, or cause to be voted at HCM II shareholder’s meeting, all of its shares of HCM IIs Class B Ordinary Shares (A) in favor of each Transaction Proposal (as defined in the Business Combination Agreement), (B) against any Alternative Transaction (as defined in the Business Combination Agreement) or any proposal relating to an Alternative Transaction, (C) against any merger agreement or merger (other than the Business Combination Agreement and the Business Combination), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by HCM II, (D) against any change in the business, management or board of directors of HCM II (other than in connection with the Transaction Proposals or pursuant to the Business Combination Agreement or the Ancillary Documents), (E) against any proposal, action or agreement that would (i) impede, interfere, frustrate, prevent or nullify any provision of the Sponsor Support Agreement, the Business Combination Agreement or the Business Combination, (ii) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of HCM II under the Business Combination Agreement, (iii) result in any of the conditions set forth in Article VII (Closing Conditions) of the Business Combination Agreement not being fulfilled, (iv) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor contained in the Sponsor Support Agreement or HCM II contained in the Business Combination Agreement, or (v) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, HCM II, and (F) in favor of any proposal to adjourn a meeting at which there is a proposal for shareholders of the Company to approve and adopt the Transaction Proposals to a later date if there are not sufficient votes to approve and adopt the Transaction Proposals or if there are not sufficient shares present in person or represented by proxy at such meeting to constitute a quorum.

The foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Transaction Support Agreement

Within ten (10) business days following the Signing Date, certain stockholders of the Company (the “Supporting Company Stockholders”) must execute and deliver to HCM II a Transaction Support Agreement (the “Transaction Support Agreement”), pursuant to which each such Supporting Company Stockholder will agree to, among other things, support and vote (A) to the extent any approval or adoption is required or sought, to approve and adopt the Business Combination Agreement and the Business Combination and the Ancillary Documents to which the Company is or will be a party, (B) against any Alternative Transaction or any proposal relating to an Alternative Transaction, (C) against any merger agreement or merger (other than the Business Combination Agreement and the transactions contemplated thereby or the ExchangeCo Recapitalization), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (D) against any change in the business or board of directors of the Company (other than as contemplated or permitted to be taken pursuant to the Business Combination Agreement, the Ancillary Documents or the ExchangeCo Recapitalization), (E) against any proposal, action or agreement that would (i) impede, interfere, frustrate, prevent or nullify any provision of the Transaction Support Agreement, the Business Combination Agreement or the Business Combination, in each case, in any material respect, (ii) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Business Combination Agreement that would result in any of the conditions set forth in Article VII (Closing Conditions) of the Business Combination Agreement not being fulfilled, (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Supporting Stockholder contained in the Transaction Support Agreement or the Company contained in the Business Combination Agreement, or (iv) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company, and (F) in favor of any proposal to adjourn a meeting at which there is a proposal for stockholders of the Company or any subsidiary of the Company to approve and adopt the Business Combination Agreement and the consummation of the transactions contemplated thereby to a later date if there are not sufficient votes to approve and adopt the Business Combination Agreement if there are not sufficient shares present in person or represented by proxy at such meeting to constitute a quorum.

The foregoing description of the Transaction Support Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the applicable Transaction Support Agreements, each of which will be entered into on substantially similar terms and conditions to the form of the Transaction Support Agreement, the form of which is attached hereto as Exhibit B to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of HCM II and the Company that may be issued in connection with the PIPE Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On March 26, 2025, HCM II and the Company issued a joint press release announcing the execution of the Business Combination Agreement. The joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and also incorporated into this Item 7.01 by reference is the investor presentation HCM II and the Company have prepared for use in connection with the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and 99.2 is furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and will not be deemed to be incorporated by reference into the filings of HCM II under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and 99.2.

Item 8.01. Other Events.

Sponsor Lock-Up Agreement

At the Closing, the Sponsor will enter into a lock-up agreement (the “Sponsor Lock-Up Agreement”), pursuant to which shares of Domesticated Common Stock the Sponsor received upon conversion of its Class A Ordinary Shares (following the Sponsor Share Conversion) in connection with the Domestication (the “Sponsor Lock-Up Shares”) and Domesticated Warrants received upon conversion of private placement warrants in connection with the Domestication (the “Sponsor Lock-Up Warrants”) will be locked up and may not be transferred, subject to certain customary transfer exceptions, from the Closing until the date that is the earliest of (a) the twelve (12) month anniversary of the date of the Sponsor Lock-Up Agreement, and (b) following the 180th day following the Closing, (i) with respect to 50% of the Sponsor Lock-Up Shares and the Sponsor Lock-Up Warrants, the date on which the VWAP (defined below) equals or exceeds $15.00 per share, and (ii) with respect to 100% of the Sponsor Lock-Up Shares and the Sponsor Lock-Up Warrants, the date on which the VWAP equals or exceeds $20.00 per share (the “Lock-Up Period”). “VWAP” means, for the Domesticated Common Stock for a period of twenty (20) business days ending on any given determination date, the dollar volume-weighted average price for the Domesticated Common Stock on the Nasdaq Capital Market, for such period, as reported by Bloomberg through its “AQR” function (excluding, for the avoidance of doubt, the opening and closing print of each VWAP purchase date), or any successor thereto.

The foregoing description of the Sponsor Lock-Up Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Lock-Up Agreement, the form of which is filed as Exhibit D to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Key Holder Lock-Up Arrangement

At the Closing, certain key stockholders of Company (the “Key Holders”) will enter into a lock-up agreement (the “Key Holder Lock-Up Agreement”), pursuant to which (a) shares received by the Key Holders as Per Share Base Consideration, and (b) the shares of Domesticated Common Stock underlying all other securities of HCM II held by the Key Holders immediately following the Closing that are convertible into, or exercisable or exchangeable for, Domesticated Common Stock will be locked up and may not be transferred by the Key Holder thereof, subject to certain customary transfer exceptions, until the expiration of the Lock-Up Period.

The foregoing description of the Key Holder Lock-Up Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Key Holder Lock-Up Agreement, the form of which is attached hereto as Exhibit E to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Registration Rights Agreement

Concurrently with the Closing, HCM II, Cantor Fitzgerald & Co., a New York general partnership (“Cantor”), the Sponsor and the holder parties thereto will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), amending and restating the registration rights agreement HCM II, Cantor and the Sponsor entered into in connection with HCM II’s initial public offering. Pursuant to the Registration Rights Agreement, among other things, HCM II will use commercially reasonable efforts to submit or file, within thirty (30) calendar days following the Closing Date, a registration statement for a shelf registration with the SEC covering the resale of all Registrable Securities (as defined in the Registration Rights Agreement) (the “Resale Registration Statement”), and shall use its commercially reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof, and in any event within ninety (90) days after the Closing Date (or the one hundred twentieth (120th) calendar day if the SEC notifies HCM II that it will “review” the Resale Registration Statement). The holder parties to the Registration Rights Agreement will be entitled to customary piggyback registration rights and demand registration rights.

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit C to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed Merger, HCM II and the Company intend to file with the SEC a Registration Statement, which will include a preliminary proxy statement of HCM II and a prospectus. The definitive proxy statement and other relevant documents will be mailed to shareholders of HCM II as of a record date to be established for voting on the Merger. Shareholders of HCM II and other interested persons are advised to read, when available, the preliminary proxy statement, and the definitive proxy statement, and any supplements or amendments to the preliminary and definitive proxy statements, because these documents will contain important information about HCM II, the Company, and the proposed transactions. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus once they are available, without charge, by directing a request to: HCM II Acquisition Corp, 100 First Stamford Place, Suite 330, Stamford, CT 06902. These documents, once available, and HCM II’s other filings and reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in the Solicitation

HCM II and the Company, and their respective officers and directors, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of HCM II is set forth in HCM II’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, including, without limitation, statements regarding the anticipated timing and benefits of the Merger, and HCM II’s or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, without limitation, statements regarding HCM II’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the Merger, the satisfaction of the closing conditions to the Merger, and the timing of the completion of the Merger. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of the Company and/or HCM II), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by HCM II and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreements respecting the Merger; (2) the outcome of any legal proceedings that may be instituted against HCM II, the Company or others following the announcement of the Merger; (3) the inability to complete the Merger due to the failure to obtain approval of the shareholders of HCM II or the SEC’s declaration of the effectiveness of the Registration Statement (which will including the proxy statement/prospectus contained therein) to be filed by HCM II and the Company or to satisfy the minimum cash or other conditions to closing; (4) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations; (5) the ability of HCM II to meet applicable listing standards following the consummation of the Merger; (6) the risk that the Merger disrupts current plans and operations of the Company as a result of the announcement and consummation of the Merger; (7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, continue developing its properties, maintain relationships with customers and suppliers, and retain its management and key employees; (8) costs related to the Merger and the Domestication described in the Business Combination Agreement; (9) changes in applicable laws or regulations; (10) the possibility that the Company and/or its related entities may be adversely affected by other economic, business, and/or competitive factors; (11) the amount of redemption requests made by the HCM II public shareholders; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in HCM II’s prospectus dated August 15, 2024 and filed with the SEC on August 16, 2024 and HCM II’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither HCM II or the Company presently know, or that HCM II or the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither HCM II nor the Company undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and will not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1 †	Business Combination Agreement, dated March 26, 2025, by and among HCM II Acquisition Corp, HCM Merger Sub Inc. and Terrestrial Energy Inc.
10.1	Form of the PIPE Subscription Agreement
10.2	Sponsor Support Agreement, dated March 26, 2025, by and among HCM Investor Holdings II, LLC, HCM II Acquisition Corp., and Terrestrial Energy Inc.
99.1*	Press Release, dated March 26, 2025.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCM ACQUISITION CORP.

	By:	/s/ Shawn Matthews
	Name:	Shawn Matthews
	Title:	Chief Executive Officer

Date: March 26, 2025